SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 MEDTRONIC, INC.
             (Exact Name of Registrant as Specified in its Charter)


              Minnesota                               41--0793183
      (State of Incorporation)          (I.R.S. Employer Identification Number)


                            7000 Central Avenue N.E.
                          Minneapolis, Minnesota 55432
              (Address of Principal Executive Office and Zip Code)


                                 MEDTRONIC, INC.
                              1994 STOCK AWARD PLAN
                            (Full Title of the Plan)


                               Carol E. Malkinson
                  Senior Legal Counsel and Assistant Secretary
                                 Medtronic, Inc.
                            7000 Central Avenue N.E.
                          Minneapolis, Minnesota 55432
                                 (763) 514-4000
 (Name, Address and Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

    ----------------------- ------------------- ------------------- --------------------- ------------------
                                                Proposed Maximum    Proposed Maximum
    Title of Securities     Amount to be        Offering Price      Aggregate Offering    Amount of
    to be Registered        Registered (1)      Per Share (2)       Price (2)             Registration Fee
    ----------------------- ------------------- ------------------- --------------------- ------------------
    Common stock, $0.10
    par value (3)           8,000,000 shares    $49.31              $394,480,000          $104,143
    ----------------------- ------------------- ------------------- --------------------- ------------------

(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein and any additional securities which may become issuable pursuant to anti-dilution provisions of the plan.

(2) Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee and based upon the average of the high and low prices of the Registrant's Common Stock on August 22, 2000.

(3) Each share of Common Stock includes a Preferred Stock Purchase Right pursuant to the Registrant's Shareholder Rights Plan.

         The contents of the Registrant's Form S-8 Registration Statement, Registration No. 33-55329 dated September 1, 1994, relating to the 1994 Stock Award Plan, are incorporated herein by reference.


                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8. Exhibits.

       4.1 Medtronic Restated Articles of Incorporation, as amended to date.(a)

       4.2    Medtronic Bylaws, as amended to date.(b)

       4.3 Form of Rights Agreement dated as of June 27, 1991 between Medtronic and Norwest Bank Minnesota, National Association, including as Exhibit A thereto the form of Preferred Stock Purchase Right Certificate.(c)

       5. Opinion of counsel as to the legality of securities being registered.

       23.1   Consent of counsel (contained in Exhibit 5).

       23.2   Consent of PricewaterhouseCoopers LLP

       24.    Power of Attorney

       99. Medtronic, Inc. 1994 Stock Award Plan (Amended and Restated as of April 30, 2000).(d)

------------------

(a) Incorporated by reference to Exhibit 3.1 in Medtronic's Quarterly Report on Form 10-Q for the quarter ended October 29, 1999, filed with the Commission on December 10, 1999.
(b) Incorporated by reference to Exhibit 3.2 in Medtronic's Annual Report on Form 10-K for the fiscal year ended April 30, 1996, filed with the Commission on July 24, 1996.
(c) Incorporated by reference to Exhibit 4 in Medtronic's Annual Report on Form 10-K for the fiscal year ended April 30, 1997, filed with the Commission on July 23, 1997.
(d) Incorporated by reference to Exhibit 10.1 in Medtronic's Annual Report on Form 10-K for the fiscal year ended April 30, 2000, filed with the Commission on July 21, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota, on August 29, 2000.

                                 MEDTRONIC, INC.

                                 By:           /s/ WILLIAM W. GEORGE
                                     -------------------------------------------
                                                 William W. George
                                                   Chairman and
                                              Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Dated: August 29, 2000           By:           /s/ WILLIAM W. GEORGE
                                     -------------------------------------------
                                                 William W. George
                                                   Chairman and
                                              Chief Executive Officer


Dated: August 29, 2000           By:           /s/ ROBERT L. RYAN
                                     -------------------------------------------
                                                  Robert L. Ryan
                                             Senior Vice President and
                                              Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


Michael R. Bonsignore*
William R. Brody, M.D., Ph.D.*
Paul W. Chellgren*
Arthur D. Collins, Jr.*
William W. George*               Directors
Antonio M. Gotto, Jr., M.D.*
Bernadine P. Healy, M.D.*
Glen D. Nelson, M.D.*
Jean-Pierre Rosso*
Jack W. Schuler*
Gordon M. Sprenger*


         *David J. Scott, by signing his name hereto, does hereby sign this document on behalf of each of the above named directors of the registrant pursuant to powers of attorney duly executed by such persons.


Dated: August 29, 2000           By:             /s/ DAVID J. SCOTT
                                     -------------------------------------------
                                                   David J. Scott
                                                  Attorney-In-Fact

                                 MEDTRONIC, INC.

                         Form S-8 Registration Statement

                                  EXHIBIT INDEX


       Exhibit
       Number                      Exhibit Description
       ------                      -------------------

       4.1 Medtronic Restated Articles of Incorporation, as amended to date.(a)

       4.2    Medtronic Bylaws, as amended to date.(b)

       4.3 Form of Rights Agreement dated as of June 27, 1991 between Medtronic and Norwest Bank Minnesota, National Association, including as Exhibit A thereto the form of Preferred Stock Purchase Right Certificate.(c)

       5. Opinion of counsel as to the legality of securities being registered.

       23.1   Consent of counsel (contained in Exhibit 5).

       23.2   Consent of PricewaterhouseCoopers LLP

       24.    Power of Attorney

       99. Medtronic, Inc. 1994 Stock Award Plan (Amended and Restated as of April 30, 2000).(d)

(a) Incorporated by reference to Exhibit 3.1 in Medtronic's Quarterly Report on Form 10-Q for the quarter ended October 29, 1999, filed with the Commission on December 10, 1999.
(b) Incorporated by reference to Exhibit 3.2 in Medtronic's Annual Report on Form 10-K for the fiscal year ended April 30, 1996, filed with the Commission on July 24, 1996.
(c) Incorporated by reference to Exhibit 4 in Medtronic's Annual Report on Form 10-K for the fiscal year ended April 30, 1997, filed with the Commission on July 23, 1997.
(d) Incorporated by reference to Exhibit 10.1 in Medtronic's Annual Report on Form 10-K for the fiscal year ended April 30, 2000, filed with the Commission on July 21, 2000.